UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

Structure Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41608	98-1480821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Gateway Blvd., Suite 900 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): 650-457-1978

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name Of Each Exchange
Title of Each Class	Trading Symbol(s)	On Which Registered
American Depositary Shares (ADSs), each representing three ordinary shares, par value $0.0001 per ordinary share	GPCR	Nasdaq Global Market

Ordinary shares, par value $0.0001 per share*		Nasdaq Global Market*

* Not for trading, but only in connection with the registration of the American Depositary Shares

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2024, Structure Therapeutics Inc. (the “Company”) held its 2024 Annual General Meeting of Shareholders (the “Annual General Meeting”). As of April 19, 2024, the record date for the Annual General Meeting, 139,856,287 ordinary shares were outstanding and entitled to vote at the Annual General Meeting. A summary of the matters voted upon by shareholders at the Annual General Meeting is set forth below.

Proposal 1: Election of Director

Sharon Tetlow was elected as a Class I Director, to serve until the Company’s 2027 Annual General Meeting of Shareholders and until her successor is duly elected and qualified. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,225,817	12,607,569	111,111	-0-

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment by the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,906,202	32,139	6,156	-0-

Item 8.01 Other Events.

On June 25, 2024, the Board, upon recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Ted W. Love, M.D. to the Audit Committee. The Board has determined that Dr. Love meets the requirements for independence and financial literacy of audit committee members under the applicable listing standards of the Nasdaq Stock Market LLC and under the Securities Exchange Act of 1934, as amended. Following Dr. Love’s appointment to the Audit Committee, the current members of the Audit Committee are Sharon Tetlow, Eric Dobmeier and Dr. Love.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Structure Therapeutics Inc.

Date: June 27, 2024	By:	/s/ Raymond Stevens
Raymond Stevens, Ph.D.
Chief Executive Officer